UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2017
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
Earnings Release
On January 11, 2017, SUPERVALU INC. (the “Company”) issued a News Release announcing its financial results for the quarter (12 weeks) ended December 3, 2016. A copy of the News Release issued by the Company in connection with this Item 2.02 is attached as Exhibit 99.1 and is incorporated by reference herein.
Outlook for Fiscal 2017
On the fiscal 2017 third quarter conference call associated with the News Release, the Company will provide an updated outlook for the fiscal year ending February 25, 2017, including pro forma adjusted EBITDA. The Company defines adjusted EBITDA as Net earnings (loss) from continuing operations, plus Interest expense, net and Income tax provision (benefit), less Net earnings attributable to non-controlling interests calculated in accordance with generally accepted accounting principles (“GAAP”), plus non-GAAP adjustments for Depreciation and amortization, LIFO charge (credit), certain employee-related costs and pension-related charges (including severance costs, pension settlement charges, multiemployer pension withdrawal charges, accelerated stock-based compensation charges and other items), certain non-cash asset impairment and other charges (including asset write-offs, store closures and market exits), certain gains and losses on the sale of property, goodwill and intangible asset impairment charges, costs related to the separation of businesses, legal settlement charges and gains, contract breakage costs and certain other non-cash charges or items as determined by management. These items are omitted either because they are non-cash items or are items that are not considered in our supplemental assessment of our on-going business performance. Certain of these adjustments are considered in similar supplemental analyses by other companies, such as Depreciation and amortization, LIFO charge (credit) and certain other adjustments. Adjusted EBITDA is less disposed to variances in actual performance resulting from depreciation, amortization and other non-cash charges and credits, and more reflective of other factors that affect the Company’s underlying operating performance. There are significant limitations to using adjusted EBITDA as a financial measure including, but not limited to, it not reflecting cash expenditures for capital assets or contractual commitments, changes in working capital, income taxes and debt service expenses that are recurring in the Company's results of operations.
The Company further defines pro forma adjusted EBITDA to include pro forma adjustments for net sales to reflect fees that the Company expects to recognize in connection with performing services for Save-A-Lot under the services agreement entered into with Save-A-Lot on December 5, 2016 (the “Services Agreement”), and Wholesale distribution sales to Save-A-Lot pursuant to a customer agreement between the Company and Save-A-Lot that had historically been intercompany sales. An additional adjustment is made for cost of sales related to Wholesale’s distribution to Save-A-Lot which was previously eliminated on an intercompany basis.
The following table reconciles the Company’s outlook for full year fiscal 2017 pro forma adjusted EBITDA to net earnings from continuing operations, the most comparable GAAP measure. Additional adjustments not related to our on-going business performance may also arise during the fourth quarter of fiscal 2017.

RECONCILIATION OF PROJECTED NET EARNINGS FROM CONTINUING OPERATIONS TO PROJECTED ADJUSTED EBITDA AND PRO FORMA ADJUSTED EBITDA

For the Fiscal Year Ended
(In millions)	February 25, 2017 (52 weeks)
Results of operations, as projected
Net earnings from continuing operations	$38
Income tax (benefit) provision	(3)
Equity in earnings of unconsolidated affiliates	(4)
Interest expense, net	181
Total operating earnings	$212
Add Equity in earnings of unconsolidated affiliates	4
Less net earnings attributable to noncontrolling interests	(5)
Depreciation and amortization	206
LIFO charge	5
Pension settlement charge	41
Goodwill and intangible asset impairment charge	15
Supply agreement termination fee	(9)
Other(1)	3
Adjusted EBITDA	$472
Pro forma adjustments:
Net sales(2)	33
Cost of sales(3)	(9)
Total pro forma adjustments	24
Pro forma adjusted EBITDA	$496

(1)	Includes store closure charges and costs of $5, severance costs of $(1) and a sales and use tax refund of $(2).

(2)
This adjustment reflects (1) the fees that the Company expects to recognize in connection with performing services for Save-A-Lot under the Services Agreement and (2) Wholesale distribution sales to Save-A-Lot pursuant to a customer agreement between the Company and Save-A-Lot that had historically been intercompany sales. Actual Services Agreement fees are subject to adjustments pursuant to the terms of the Services Agreement including for changes in service levels. This adjustment only applies to time periods prior to the sale of Save-A-Lot on December 5, 2016.

(3)
This adjustment reflects the Cost of sales related to Wholesale’s distribution to Save-A-Lot, which was previously eliminated on an intercompany basis. No adjustment for expenses related to the Services Agreement has been included within Cost of sales because the shared service center costs incurred to support back office functions related to the Services Agreement represent administrative overhead costs that have been included within Selling and administrative expenses within the Company's historical consolidated financial statements. This adjustment only applies to time periods prior to the sale of Save-A-Lot on December 5, 2016.

Management is providing an updated outlook for fiscal 2017 adjusted EBITDA and pro forma adjusted EBITDA, which are non-GAAP financial measures, because management believes such measurements are important measures of business performance that provide investors with useful supplemental information. The Company utilizes these non-GAAP measures to analyze underlying core business trends to understand operating performance and as a compensation performance measure.
The information in this Item 2.02 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Forward-Looking Statements
Except for the historical and factual information contained herein, the matters set forth in this report and related conference call, particularly those pertaining to SUPERVALU’s expectations, guidance or future operating results, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “intends,” “outlook” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including competition, ability to execute operations and initiatives, ability to realize benefits from acquisitions and dispositions, reliance on wholesale customers’ ability to grow, ability to maintain or increase margins, substantial indebtedness, labor relations issues, escalating costs of providing employee benefits, relationships with Save-A-Lot, including the services agreement entered into in connection with the sale of the Save-A-Lot business, Albertson’s LLC and New Albertson’s Inc., intrusions to and disruption of information technology systems, impact of economic conditions, commodity pricing, governmental regulation, food and drug safety issues, legal proceedings, pharmacy reimbursement and health care financing, intellectual property protection, severe weather, natural disasters and adverse climate changes, disruption to supply chain and distribution network, changes in military business, adequacy of insurance, volatility in fuel and energy costs, asset impairment charges, fluctuations in our common stock price and other risk factors relating to our business or industry as detailed from time to time in SUPERVALU’s reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, SUPERVALU undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
99.1	News Release of SUPERVALU INC., dated January 11, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 11, 2017

SUPERVALU INC.

By: /s/ Bruce H. Besanko

Bruce H. Besanko
Executive Vice President, Chief Operating Officer and Chief Financial Officer
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release of SUPERVALU INC., dated January 11, 2017